UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23584

Name of Fund:	BlackRock Private Investments Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Private Investments Fund, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 03/31/2026

Date of reporting period: 03/31/2026

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

March 31, 2026
2026 Annual Report

BlackRock Private Investments Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

The Benefits and Risks of Leveraging
The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.
The Fund may utilize leverage through reverse repurchase agreements as described in the Notes to Consolidated Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.
Derivative Financial Instruments
The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

The Benefits and Risks of Leveraging / Derivative Financial Instruments

Fund Summary as of March 31, 2026

BlackRock Private Investments Fund
Investment Objective
BlackRock Private Investments Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation and to provide attractive risk-adjusted returns primarily through an actively-managed portfolio that provides eligible investors with targeted exposure to private equity investments. The Fund’s investment policies are non-fundamental policies and may be changed by the Board of Trustees of the Fund (the “Board”) without prior shareholder approval.
The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.
No assurance can be given that the Fund’s investment objective will be achieved.
Net Asset Value Per Share Summary
	03/31/26	03/31/25	Change	High	Low
Net Asset Value — Institutional	$ 14.15	$ 12.12	16.75%	$ 14.58	$ 12.36
Net Asset Value — Class D	13.97	12.02	16.22	14.41	12.25
GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on March 1, 2021.
(a)
Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)
An index that captures large-, mid- and small-cap representation across certain developed markets and emerging markets countries.
(c)
Effective June 30, 2025, the Fund changed its reporting benchmark from MSCI World Index (Net) to MSCI ACWI Investable Market Index (Net). The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund.
(d)
An index that captures large- and mid-cap representation across certain developed markets countries.
Performance
Returns for the period ended March 31, 2026 were as follows:
	Average Annual Total Returns(a)
	1 Year	5 Years	Since Inception(b)
Institutional	16.75%	7.81%	7.55%
Class D	16.22	7.54	7.28
MSCI ACWI Investable Market Index (Net)	20.64	9.03	9.00
MSCI World Index (Net)	18.90	10.27	10.36

(a)	Average annual total returns reflect reductions for distribution and service fees, if any. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on March 1, 2021.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of March 31, 2026(continued)

BlackRock Private Investments Fund
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
The Fund’s performance over the past year was predominately driven by its Private Equity (“PE”) exposure. In terms of investments, the top three drivers of performance included three direct investments: a developer of hardware and software designed to improve and accelerate AI interfaces; a leading provider of enterprise infrastructure software solutions; and a leading provider of data, analytics, and insights for the asset management industry.
The bottom three detractors over the past year included one secondary investment and two direct investments. The secondary investment is in the commercial and professional services space, whereas the direct investments include a leading provider of visual effects and post-production services and a software company servicing the automotive industry.
The liquid portfolio, which at period end represented 23% of the Fund’s net asset value (“NAV”), remains focused on high-quality, short-duration credit, primarily senior collateralized loan obligation tranches with a smaller allocation to term loans, while maintaining minimal exposure to corporate bonds.
Describe recent portfolio activity.
BPIF’s PE portfolio started the period with a market value of approximately $272.8 million across 61 PE investments. During the reporting period, the Fund added eight direct investments, realized one direct investment, and had one direct investment complete an initial public offering. BPIF ended the period with $353.1 million of PE NAV across 67 investments.
The Fund expects to invest across the full spectrum of PE, including direct co-investments, direct growth investments, preferred equity, GP-led secondaries, and LP-led secondaries. Secondaries will continue to play a key role, with the portfolio intentionally tilted toward GP-led transactions relative to LP-led secondaries, reflecting their alignment with BPIF’s higher conviction approach. GP-led transactions—particularly continuation funds—can include single-asset or highly concentrated vehicles, which we believe may offer compelling return potential. While typically less diversified than LP-led secondaries, they are often underwritten to higher expected money multiples.
Within the liquid fixed income bucket, the Fund continued to allocate to high-quality, short-duration credit, including asset-backed securities and floating-rate loan interests, as well as a small exposure to corporate bonds.
Describe portfolio positioning at period end.
At the conclusion of the period, PE investments represented 76% of the Fund’s NAV. These investments were predominantly concentrated in direct investments, which comprised 57% of the exposure, with secondary and primary investments making up 18% and 1%, respectively. The portfolio is well diversified across strategies, regions, and sectors, with a primary focus on buyouts and the remainder in growth equity. Geographically, the Fund’s exposure is primarily to investments in North America, with the rest spread across Europe and other regions. Sector exposure is led by technology and healthcare, reflecting a focus on areas with strong long-term growth.
For purposes of financial reporting, excluding short-term securities, the Fund held 77% in PE, 18% in asset-backed securities, 2% in floating rate term loans, 2% in common stocks and 1% in other.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of March 31, 2026(continued)

BlackRock Private Investments Fund
Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION
Investment Type	Percent of Total Investments(a)
Private Equity Investments	76.7%
Asset-Backed Securities	18.2
Floating Rate Loan Interests	2.3
Common Stocks	2.0
Other*	0.8

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Software	20.6%
Asset-Backed Securities	18.2
Health Care Providers & Services	7.5
Diversified	6.4
Trading Companies & Distributors	5.8
Capital Markets	5.1
Health Care Technology	5.0
Hotels, Restaurants & Leisure	3.0
Aerospace & Defense	2.6
IT Services	2.5
Food Products	2.5
Commercial Services & Supplies	2.2
Diversified Consumer Services	2.2
Pharmaceuticals	2.1
Consumer Staples Distribution & Retail	2.0
Chemicals	1.6
Electronic Equipment, Instruments & Components	1.4
Construction & Engineering	1.2
Transportation Infrastructure	1.2
Personal Care Products	1.1
Other*	5.8

(a)	Excludes short-term securities.
(b)	For purposes of this report, asset classifications and industry sub-classifications may differ from those utilized by the Fund for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Consolidated Schedule of Investments for details.

2026 BlackRock Annual Report to Shareholders

About Fund Performance
Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.
Class D Shares are not charged an upfront sales charge by the Fund or its Distributor (but may be subject to certain transaction or other fees when purchased through certain financial intermediaries). These shares are subject to a shareholder servicing fee of 0.25% per year.
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value ("NAV") on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
BlackRock Advisors, LLC (the "Manager"), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower.  With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.
Disclosure of Expenses for Continuously Offered Closed-End Funds
Shareholders of the Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.
The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any.  In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as early withdrawal fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
Expense Example for Continuously Offered Closed-End Funds
	Actual			Hypothetical 5% Return
	Beginning Account Value (10/01/25)	Ending Account Value (03/31/26)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/25)	Ending Account Value (03/31/26)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,057.50	$ 5.99	$ 1,000.00	$ 1,019.11	$ 5.88	1.17%
Class D	1,000.00	1,055.90 (b)	13.16 (b)	1,000.00	1,012.13 (b)	12.88 (b)	2.57 (b)

(a)
For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)
Includes a non-recurring expense adjustment, which impacted the ending account value, expenses paid during the period and annualized expense ratio. Excluding this adjustment, the actual values would have been $1,062.00 and $7.78, the hypothetical values would have been $1,017.38, $7.61 and the annualized expense ratio would have been 1.51%, respectively.

About Fund Performance / Disclosure of Expenses for Continuously Offered Closed-End Funds

Consolidated Schedule of Investments
March 31, 2026
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)

Security	Shares/ Par (000)	Value
Private Equity Investments
Direct Investments — 56.9%(a)(b)
Aerospace & Defense(c) — 0.5%
Sierra Space Corp.
Series A Preferred Shares (Acquired 12/01/21, Cost: $1,582,425)	157,964	$ 2,142,403
Series B Preferred Shares (Acquired 09/22/23, Cost: $64,891)	5,768	78,229
		2,220,632
Automobile Components — 0.7%
PACP Carta Co-Invest, LP (Acquired 05/24/24, Cost: $42,967)	— (d)	3,346,470
Biotechnology — 0.9%
Lotus Co-Invest LP (Acquired 10/31/22, Cost: $2,659,796)(c)	— (d)	4,125,434
Capital Markets(c) — 4.9%
Aquiline Madonna Co-Invest LP (Acquired 10/18/24, Cost: $5,964,588)	— (d)	6,745,746
NC Harp Co-Invest Beta, LP (Acquired 03/17/25, Cost: $12,021,383)	— (d)	16,392,201
		23,137,947
Chemicals — 1.5%
PSP AGFS Co-Investment Fund III, LP (Acquired 11/22/23, Cost: $5,708,731)(c)	— (d)	7,165,326
Commercial Services & Supplies(c) — 2.0%
Horizon Co-Investment, LP (Acquired 06/10/22, Cost: $1,786,032)(e)	— (d)	2,003,318
NP Salon Co-Investment LP I (Acquired 04/08/21, Cost: $2,000,000)	— (d)	1,144,712
STAR Victor Co-investment LP (Acquired 09/13/24, Cost: $5,298,224)	— (d)	6,234,993
		9,383,023
Construction & Engineering — 1.2%
Lindsay Goldberg - Torrey Co-Inv. LP (Acquired 08/28/24, Cost: $4,775,866)(c)	— (d)	5,553,692
Consumer Finance — 0.8%
Campus Co-Investment, LP (Acquired 03/12/24, Cost: $2,611,850)(c)	— (d)	3,839,127
Consumer Staples Distribution & Retail — 2.0%
Sycamore Partners Wing Co-Invest LP (Acquired 08/08/25, Cost: $9,084,023)(c)	— (d)	9,324,783
Diversified Consumer Services(c) — 2.1%
TPG Eternal Co-Invest II, LP (Acquired 11/14/23, Cost: $4,122,016)(e)	— (d)	5,783,905
Vistria Soliant Holdings, LP (Acquired 07/17/24, Cost: $4,372,048)	— (d)	4,124,297
		9,908,202
Entertainment — 0.4%
Aleph Infinity Investors 2 LP (Acquired 04/28/22, Cost: $4,792,321)(c)	— (d)	1,967,909
Security		Shares/ Par (000)	Value
Food Products(c) — 1.1%
IK IX Luxco 15 Sàrl
Interest Free Shareholder Loan (Acquired 10/20/23, Cost: $15,170)	EUR	24	$ 22,877
Preference Shares (Acquired 10/20/23, Cost: $3,710,476)		342,950	5,254,381
			5,277,258
Health Care Providers & Services(c) — 5.4%
Atlas Co-Investment Fund 2 LP (Acquired 06/30/21, Cost: $946,674)		— (d)	1,223,247
C-Bridge Investment Yaneng Ltd. (Acquired 12/16/21, Cost: $3,183,687)		— (d)	2,397,938
Charme - Animalia Coinvestment Fund (Acquired 06/27/24, Cost: $4,620,192)		— (d)	5,308,224
Romulus Intermediate Holdings 1, Inc., Series A Preferred Shares (Acquired 11/15/23, Cost: $11,760,000)		12,000	16,487,164
			25,416,573
Health Care Technology(c) — 5.0%
Better Life Health Inc., Common Shares (Acquired 11/01/25, Cost: $2,038,241)		19,663	4,384,259
VCF Compass Co-Investor Holdings II LP (Acquired 03/19/25, Cost: $1,641,051)		— (d)	2,189,172
VCF Compass Co-Investor Holdings LP (Acquired 04/25/24, Cost: $12,448,882)		— (d)	16,580,427
			23,153,858
Hotels, Restaurants & Leisure(c) — 2.6%
Auric Bloom, LP (Acquired 03/18/26, Cost: $7,061,203)		— (d)	7,061,201
RB Rouge Co-Invest B LP (Acquired 03/30/21, Cost: $2,995,956)		— (d)	5,260,001
			12,321,202
Household Durables — 0.5%
SL Riviera Investors 2021 LP (Acquired 04/14/21, Cost: $2,078,007)(c)		— (d)	2,262,514
IT Services — 0.8%
TPG Arkady Co-Invest, LP (Acquired 08/23/24, Cost: $3,332,518)(c)(e)		— (d)	3,500,687
Personal Care Products(c) — 1.1%
Bluegem III Co-Invest A, SCSp (Acquired 06/26/24, Cost: $1,096,935)		— (d)	1,179,516
PAI MMF Master Sàrl SICAV-RAIF (Acquired 06/18/24, Cost: $3,332,377)		— (d)	3,735,892
			4,915,408
Pharmaceuticals(c) — 2.1%
CD&R Opal Co-Investor, LP (Acquired 04/15/25, Cost: $5,931,331)		— (d)	6,341,077
Epione Co-Investment LP (Acquired 10/10/24, Cost: $3,599,894)		— (d)	3,254,964
			9,596,041
Semiconductors & Semiconductor Equipment — 0.5%
Groq, Inc., Series D Preferred Shares (Acquired 08/01/24, Cost: $651,331)(c)		40,425	2,502,261
Software(c) — 14.7%
Aestas Management Company LLC (Acquired 10/06/25, Cost: $3,000,540)		— (d)	4,798,701
Angel Lux Holdco II Sàrl (Acquired 05/15/25, Cost: $845,343)		— (d)	981,798

2026 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
March 31, 2026
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Shares/ Par (000)	Value
Software (continued)
Anthropic, PBC, Series G Preferred Shares (Acquired 02/12/26, Cost: $7,573,261)	29,225	$ 8,275,643
Attentive Mobile, Inc.
Common Shares (Acquired 04/16/21, Cost: $2,181,218)	74,536	2,221,173
Series A1 Preferred Shares (Acquired 04/16/21, Cost: $595,026)	13,033	388,383
Series B Preferred Shares (Acquired 04/16/21, Cost: $94,643)	2,073	61,775
BCP VI Central Co-Invest LP (Acquired 07/05/23, Cost: $7,902,975)	— (d)	10,824,889
Databricks, Inc., Series J Preferred Shares (Acquired 01/21/25, Cost: $7,843,908)	84,799	13,694,191
Ecovadis S.A.S.
Ordinary Shares (Acquired 10/04/22, Cost: $1,517,650)	6,350	3,066,738
Series A Preferred Shares (Acquired 10/04/22, Cost: $568,820)	2,380	1,149,423
Series B Preferred Shares (Acquired 10/04/22, Cost: $186,420)	780	376,703
Flexe, Inc., Series D Preferred Shares (Acquired 06/14/22, Cost: $1,719,347)	84,056	1,457,332
Project CS Co-Invest Fund, LP (Acquired 02/24/23, Cost: $2,855,405)	— (d)	3,804,912
Stripe, Inc., Series I Preferred Shares (Acquired 03/20/23, Cost: $1,028,251)	51,070	3,217,410
Synthesia Limited
Series A Preferred Shares (Acquired 02/19/26, Cost: $8,310,007)	52,333	8,289,770
Series B Preferred Shares (Acquired 02/19/26, Cost: $1,714,468)	10,797	1,710,290
Themis Solutions Inc., Series F-1 Preferred Shares (Acquired 06/18/24, Cost: $3,348,624)	95,986	4,354,802
		68,673,933
Trading Companies & Distributors(c) — 4.9%
AI Robin & Cy S.C.A., Common Shares (Acquired 10/07/25, Cost: $11,786,571)	4,056,633	13,093,365
Truelink Sapphire, LP (Acquired 02/27/26, Cost: $10,000,000)(f)	— (d)	10,000,000
		23,093,365
Transportation Infrastructure — 1.2%
BW Phoenix Co-Invest, LP (Acquired 05/17/24, Cost: $2,933,116)(c)	— (d)	5,398,641
Total Direct Investments — 56.9%		266,084,286

	Shares
Primary Investments — 0.6%(a)(b)
Diversified — 0.6%
Grotech Ventures IV, LP (Acquired 10/11/22, Cost: $213,642)(c)	— (d)	162,521
Providence Equity Partners IX-A S.C.Sp. (Acquired 01/26/24, Cost: $2,204,987)	— (d)	2,420,907
Total Primary Investments — 0.6%		2,583,428
Security	Shares	Value
Secondary Investments — 18.0%(a)(b)
Commercial Services & Supplies — 0.0%
Amberjack Capital Feeder Fund B LP (Acquired 12/01/21, Cost: $17,014)	— (d)	$ 80,187
Amberjack Capital Feeder Fund Cayman LP (Acquired 12/01/21, Cost: $72,623)	— (d)	50,159
Platinum Equity Continuation Fund LP (Acquired 12/16/21, Cost: $1,717,529)(c)	— (d)	—
		130,346
Diversified — 5.7%
GA Atlas, LP (Acquired 03/22/22, Cost: $2,948,686)	— (d)	2,378,448
Grotech Ventures III, LP (Acquired 09/30/22, Cost: $1,366,654)(c)	— (d)	883,689
Inovia Continuity Fund I, LP (Acquired 09/17/21, Cost: $2,089,671)(c)	— (d)	2,402,434
Palladium Equity Partners IV CF LP (Acquired 12/12/23, Cost: $3,868,745)	— (d)	5,402,377
Pamlico Capital III Continuation Fund, LP (Acquired 01/27/23, Cost: $3,074,708)	— (d)	4,149,909
Providence Equity Partners VII LP (Acquired 09/28/23, Cost: $2,540,904)	— (d)	1,160,971
Providence Equity Partners VII-A LP (Acquired 09/28/23, Cost: $2,648,637)	— (d)	1,208,668
Roark Capital Partners CF LP (Acquired 08/26/22, Cost: $2,629,400)	— (d)	4,434,485
STG Alternative Investments SCA SICAV RAIF Sub Fund E (Acquired 10/01/21, Cost: $2,636,543)(c)	— (d)	4,881,864
		26,902,845
Electronic Equipment, Instruments & Components — 1.3%
Behrman Capital Micross CF LP (Acquired 02/24/22, Cost: $2,707,702)(c)	— (d)	6,228,941
Food Products(c) — 1.2%
CREO Capital Partners V-A LP (Acquired 09/20/21, Cost: $2,829,787)	— (d)	2,631,569
Kohlberg TE Investors VII CV LP (Acquired 07/13/21, Cost: $3,136,994)	— (d)	3,056,019
		5,687,588
Health Care Providers & Services(c) — 1.9%
Pacific Avenue Emerald Continuation Fund (A) LP (Acquired 07/30/21, Cost: $9,703)	— (d)	112,246
Zenyth Partners Continuation Fund, LP (Acquired 09/29/22, Cost: $5,081,584)	— (d)	8,550,346
		8,662,592
IT Services — 1.6%
Vestar Capital Partners Rainforest, LP (Acquired 04/09/24, Cost: $6,186,182)	— (d)	7,599,997
Software(c) — 5.5%
Rubicon Continuation Fund LP (Acquired 11/12/24, Cost: $2,769,169)	— (d)	3,686,203
Vista Equity Partners Hubble, LP (Acquired 03/31/25, Cost: $13,499,736)	— (d)	22,020,000
		25,706,203
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
March 31, 2026
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Shares	Value
Trading Companies & Distributors — 0.8%
Bain Capital Empire Holdings, LP (Acquired 10/27/22, Cost: $3,440,577)(c)	— (d)	$ 3,548,793
Total Secondary Investments — 18.0%		84,467,305
Total Private Equity Investments — 75.5% (Cost: $281,027,856)		353,135,019

	Par (000)
Asset-Backed Securities
AGL CLO Ltd., Series 2025-43A, Class A1, (3-mo. CME Term SOFR + 1.26%), 5.12%, 09/10/38(g)(h)	$1,500	1,498,800
AIMCO CLO Ltd., Series 2024-21A, Class A1, (3-mo. CME Term SOFR + 1.50%), 5.17%, 04/18/37(g)(h)	1,409	1,409,000
Anchorage Capital CLO Ltd., Series 2020-15A, Class A1R2, (3-mo. CME Term SOFR + 1.41%), 5.08%, 07/20/38(g)(h)	750	750,275
Apidos CLO LI Ltd., Series 2024-51A, Class B, (3-mo. CME Term SOFR + 1.55%), 5.22%, 01/20/38(g)(h)	1,000	999,656
APIDOS CLO XLVIII Ltd., Series 2024-48A, Class A1, (3-mo. CME Term SOFR + 1.44%), 5.11%, 07/25/37(g)(h)	3,000	3,002,507
Apidos CLO XXXVII, Series 2021-37A, Class A, (3-mo. CME Term SOFR + 1.39%), 5.06%, 10/22/34(g)(h)	1,000	1,000,134
Ares Loan Funding IX Ltd., Series 2025-ALF9A, Class A1, (3-mo. CME Term SOFR + 1.18%), 4.85%, 03/31/38(g)(h)	3,500	3,492,887
Ares LVI CLO Ltd., Series 2020-56A, Class A1R2, (3-mo. CME Term SOFR + 1.25%), 4.92%, 01/25/38(g)(h)	1,000	999,343
ARES LXVII CLO Ltd., Series 2022-67A, Class A1R, (3-mo. CME Term SOFR + 1.19%), 4.86%, 01/25/38(g)(h)	1,601	1,597,956
Ballyrock CLO Ltd., Series 2024-22A, Class A2, (3-mo. CME Term SOFR + 1.95%), 5.62%, 04/15/37(g)(h)	1,000	1,000,251
BBAM U.S. CLO VI Ltd., Series 2025-6A, Class A1, (3- mo. CME Term SOFR + 1.25%), 5.06%, 01/27/39(g)(h)	2,000	1,999,153
Benefit Street Partners CLO XV Ltd., Series 2018-15A, Class BR, (3-mo. CME Term SOFR + 1.75%), 5.42%, 07/15/37(g)(h)	1,000	1,000,262
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class A1R, (3-mo. CME Term SOFR + 1.00%), 4.67%, 01/15/35(g)(h)	3,000	2,992,449
Bridge Street CLO VI Ltd., Series 2025-2A, Class A1, (3-mo. CME Term SOFR + 1.28%), 5.07%, 01/15/39(g)(h)	1,000	999,710
CARLYLE US CLO 2021-6 Ltd., Series 2021-6A, Class A1R, (3-mo. CME Term SOFR + 1.29%), 4.96%, 01/15/38(g)(h)	1,000	999,776
Carval Clo VIII-C Ltd., Series 2022-2A, Class A1R, (3- mo. CME Term SOFR + 1.42%), 5.09%, 10/22/37(g)(h)	1,000	1,000,902
CarVal CLO XI C Ltd., Series 2024-3A, Class A1, (3-mo. CME Term SOFR + 1.39%), 5.06%, 10/20/37(g)(h)	1,000	1,000,686
CIFC Funding 2017-III Ltd., Series 2017-3A, Class AR, (3-mo. CME Term SOFR + 1.54%), 5.21%, 04/20/37(g)(h)	750	750,333
CIFC Funding Ltd.(g)(h)
Series 2021-6A, Class A, (3-mo. CME Term SOFR + 1.40%), 5.07%, 10/15/34	1,000	1,000,153
Series 2022-1A, Class A, (3-mo. CME Term SOFR + 1.32%), 4.99%, 04/17/35	1,500	1,499,989
Security	Par (000)	Value
Asset-Backed Securities (continued)
CIFC Funding VII Ltd., Series 2019-7A, Class A1R, (3- mo. CME Term SOFR + 1.28%), 4.95%, 10/19/38(g)(h)	$1,000	$ 1,000,000
Diameter Capital CLO 4 Ltd., Series 2022-4A, Class BRR, (3-mo. CME Term SOFR + 1.55%), 5.22%, 01/15/39(g)(h)	1,500	1,498,973
Diameter Capital CLO 5 Ltd., Series 2023-5A, Class A1R, (3-mo. CME Term SOFR + 1.24%), 4.91%, 01/15/39(g)(h)	2,905	2,903,513
Diameter Capital CLO Ltd.(g)(h)
Series 2021-1A, Class A1R, (3-mo. CME Term SOFR + 1.39%), 5.06%, 10/15/37	1,000	1,000,913
Series 2025-10A, Class A, (3-mo. CME Term SOFR + 1.31%), 4.98%, 04/20/38	1,000	1,000,151
Dryden CLO Ltd., Series 2022-108A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 5.03%, 07/18/37(g)(h)	2,000	2,001,000
Elmwood CLO 14 Ltd., Series 2022-1A, Class A1R, (3- mo. CME Term SOFR + 1.30%), 4.97%, 10/20/38(g)(h)	2,000	2,000,937
Elmwood CLO 29 Ltd., Series 2024-5A, Class AR1, (3- mo. CME Term SOFR + 1.52%), 5.19%, 04/20/37(g)(h)	1,000	1,000,286
Elmwood CLO 30 Ltd., Series 2024-6A, Class B, (3-mo. CME Term SOFR + 1.75%), 5.42%, 07/17/37(g)(h)	1,000	1,001,654
Elmwood CLO 38 Ltd., Series 2025-1A, Class A, (3-mo. CME Term SOFR + 1.15%), 4.82%, 04/22/38(g)(h)	1,000	997,010
Golub Capital Partners CLO Ltd., Series 2021-55A, Class C1R, (3-mo. CME Term SOFR + 1.90%), 5.57%, 10/20/38(g)(h)	1,500	1,502,016
Kennedy Lewis CLO Ltd., Series 7A, Class A1R, (3-mo. CME Term SOFR + 1.62%), 5.29%, 04/22/37(g)(h)	1,000	1,000,331
Midocean Credit CLO XV Ltd., Series 2024-15A, Class A1, (3-mo. CME Term SOFR + 1.53%), 5.20%, 07/21/37(g)(h)	1,000	999,692
Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class A1R3, (3-mo. CME Term SOFR + 1.32%), 4.99%, 01/20/39(g)(h)	2,280	2,280,673
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class AR2, (3-mo. CME Term SOFR + 1.13%), 4.80%, 04/20/38(g)(h)	3,500	3,488,781
OCP CLO 2021-22 Ltd., Series 2021-22A, Class AR, (3-mo. CME Term SOFR + 1.35%), 5.02%, 10/20/37(g)(h)	1,000	1,000,156
OCP CLO Ltd., Series 2021-21A, Class AR, (3-mo. CME Term SOFR + 1.18%), 4.85%, 01/20/38(g)(h)	3,000	2,994,135
Pikes Peak CLO Ltd., Series 2022-10A, Class A1R, (3- mo. CME Term SOFR + 1.36%), 5.03%, 01/22/38(g)(h)	1,000	1,000,599
Polen Capital CLO Ltd., Series 2025-2A, Class A1, (3- mo. CME Term SOFR + 1.33%), 5.04%, 01/20/39(g)(h)	1,000	1,000,545
Post CLO VI Ltd., Series 2024-2A, Class B, (3-mo. CME Term SOFR + 1.80%), 5.47%, 01/20/38(g)(h)	1,500	1,500,857
Regatta 30 Funding Ltd., Series 2024-4A, Class B, (3- mo. CME Term SOFR + 1.65%), 5.32%, 01/25/38(g)(h)	2,500	2,498,150
Regatta 35 Funding Ltd., Series 2025-5A, Class A1, (3-mo. CME Term SOFR + 1.29%), 4.96%, 10/15/38(g)(h)	750	750,087
Regatta XIX Funding Ltd., Series 2022-1A, Class A1R, (3-mo. CME Term SOFR + 1.24%), 4.91%, 10/20/38(g)(h)	1,000	999,703
Regatta XX Funding Ltd., Series 2021-2A, Class AR, (3-mo. CME Term SOFR + 1.18%), 4.85%, 01/15/38(g)(h)	2,500	2,495,024
RR 33 Ltd., Series 2024-33A, Class A2, (3-mo. CME Term SOFR + 1.70%), 5.37%, 10/15/39(g)(h)	940	941,893

2026 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
March 31, 2026
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Asset-Backed Securities (continued)
Silver Point CLO Ltd., Series 2024-4A, Class A1, (3-mo. CME Term SOFR + 1.63%), 5.30%, 04/15/37(g)(h)	$1,000	$ 1,000,386
Sixth Street CLO XXII Ltd., Series 2023-22A, Class AR, (3-mo. CME Term SOFR + 1.13%), 4.80%, 04/21/38(g)(h)	3,000	2,992,432
Sycamore Tree CLO Ltd., Series 2023-3A, Class A1R, (3-mo. CME Term SOFR + 1.65%), 5.32%, 04/20/37(g)(h)	1,000	1,000,694
Symphony CLO Ltd., Series 2024-41A, Class C, (3-mo. CME Term SOFR + 1.90%), 5.57%, 07/20/37(g)(h)	1,000	1,001,189
Trestles CLO IX Ltd., Series 2025-9A, Class A1, (3-mo. CME Term SOFR + 1.26%), 5.13%, 01/15/39(g)(h)	1,000	999,731
Trestles CLO VI Ltd., Series 2023-6A, Class A1R, (3-mo. CME Term SOFR + 1.18%), 4.85%, 04/25/38(g)(h)	2,500	2,494,887
Voya CLO Ltd.(g)(h)
Series 2021-2A, Class A1R, (3-mo. CME Term SOFR + 1.17%), 4.84%, 04/20/38	750	748,544
Series 2024-1A, Class B, (3-mo. CME Term SOFR + 2.00%), 5.67%, 04/15/37	1,000	1,001,091
Series 2024-4A, Class A1, (3-mo. CME Term SOFR + 1.35%), 5.02%, 07/20/37	2,000	2,000,522
Whitebox CLO II Ltd., Series 2020-2A, Class BR2, (3- mo. CME Term SOFR + 1.75%), 5.42%, 10/24/37(g)(h)	2,500	2,499,487
Total Asset-Backed Securities — 17.9% (Cost: $83,680,240)		83,590,264

	Shares
Common Stocks
Aerospace & Defense — 2.0%
York Space Systems, Inc., (Acquired 01/29/26, Cost: $5,095,913)(b)(c)	416,852	9,241,609
Total Common Stocks — 2.0% (Cost: $5,095,913)		9,241,609

	Par (000)
Corporate Bonds
Building Materials — 0.1%
Standard Industries, Inc., 4.75%, 01/15/28(h)	$324	320,268
Commercial Services & Supplies(h) — 0.1%
Clarivate Science Holdings Corp., 3.88%, 07/01/28	82	77,385
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/26	10	10,012
United Rentals North America, Inc., 6.00%, 12/15/29	132	134,205
		221,602
Consumer Finance — 0.1%
Block, Inc., 2.75%, 06/01/26	210	209,043
Diversified REITs — 0.1%
Iron Mountain, Inc., 7.00%, 02/15/29(h)	162	165,112
SBA Communications Corp., 3.13%, 02/01/29	225	213,204
		378,316
Security	Par (000)	Value
Electric Utilities — 0.0%
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(h)	$163	$ 159,162
Financial Services — 0.0%
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26(h)	154	152,334
Food Products — 0.0%
Lamb Weston Holdings, Inc., 4.13%, 01/31/30(h)	133	126,622
Health Care Equipment & Supplies — 0.0%
Avantor Funding, Inc., 4.63%, 07/15/28(h)	163	159,090
Health Care Providers & Services — 0.0%
IQVIA, Inc., 5.00%, 10/15/26(h)	208	207,775
Hotel & Resort REITs — 0.0%
RHP Hotel Properties LP/RHP Finance Corp., 4.50%, 02/15/29(h)	81	78,521
Independent Power and Renewable Electricity Producers — 0.1%
Clearway Energy Operating LLC, 4.75%, 03/15/28(h)	347	340,860
Industrial Conglomerates — 0.1%
Entegris, Inc., 4.75%, 04/15/29(h)	218	215,500
Internet Software & Services(h) — 0.1%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27	118	117,519
Match Group Holdings II LLC, 4.63%, 06/01/28	333	325,553
		443,072
Machinery — 0.0%
Regal Rexnord Corp., 6.05%, 04/15/28	135	138,463
Media(h) — 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/28	291	288,611
Sirius XM Radio LLC, 5.00%, 08/01/27	123	122,828
		411,439
Metals & Mining — 0.0%
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(h)	165	164,618
Passenger Airlines — 0.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26(h)	6	5,585
Technology Hardware, Storage & Peripherals — 0.0%
Seagate Data Storage Technology Pte. Ltd., 8.25%, 12/15/29(h)	150	157,528
Total Corporate Bonds — 0.8% (Cost: $3,889,134)		3,889,798
Floating Rate Loan Interests(g)
Advertising Agencies — 0.0%
Outfront Media Capital LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.68%, 09/24/32	64	64,040
Aerospace & Defense — 0.1%
Dynasty Acquisition Co., Inc.
2024 1st Lien Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 10/31/31	97	96,702
2024 1st Lien Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 10/31/31	37	37,448
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
March 31, 2026
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Aerospace & Defense (continued)
Setanta Aircraft Leasing DAC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.45%, 11/05/28	$49	$ 48,810
TransDigm, Inc.
2023 Term Loan J, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 02/28/31	261	260,469
2024 Term Loan L, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 01/19/32	36	36,433
2025 Term Loan M, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 08/19/32	24	23,874
2026 Term Loan N, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 02/13/33	18	18,003
		521,739
Automobile Components — 0.1%
Allison Transmission, Inc., 2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 01/02/33	52	52,130
Clarios Global LP
2024 USD Term Loan B, (1-mo. CME Term SOFR + 2.50%), 6.17%, 05/06/30	96	95,399
2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 01/28/32	25	24,788
Garrett LX I SARL, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.67%, 01/30/32	11	11,022
Gates Corp.
2022 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 5.42%, 11/16/29	59	59,178
2024 Term Loan B5, (1-mo. CME Term SOFR + 1.75%), 5.42%, 06/04/31	97	96,350
		338,867
Automobiles — 0.0%
Allison Transmission, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 03/13/31	47	47,466
Beverages — 0.0%
Primo Brands Corporation, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.43%, 03/31/31	99	99,108
Sazerac Co., Inc., Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 07/09/32	66	65,743
		164,851
Biotechnology — 0.0%
BioMarin Pharmaceutical, Inc., Term Loan B, 01/28/33(i)	82	81,744
Building Products — 0.1%
AZZ, Inc., Term Loan B, (1-mo. CME Term SOFR + 1.75%), 5.42%, 05/13/29	15	15,068
EMRLD Borrower LP
2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.95%, 08/04/31	53	53,060
Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 05/31/30	108	107,402
Gibraltar Industries, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 02/02/33(a)	28	27,519
Quikrete Holdings, Inc.
2024 Term Loan B2, (1-mo. CME Term SOFR + 2.25%), 5.92%, 03/19/29	82	81,994
Security	Par (000)	Value
Building Products (continued)
Quikrete Holdings, Inc. (continued)
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 02/10/32	$168	$ 167,879
QXO Building Products, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 04/30/32	50	49,869
Zurn LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 2.11%), 5.78%, 10/04/28	48	48,493
		551,284
Capital Markets — 0.1%
Allspring Buyer LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.75%, 11/01/30	29	28,782
Axalta Coating Systems U.S. Holdings, Inc., 2024 Term Loan B7, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.45%, 12/20/29	66	66,049
Citadel Securities LP, 2024 First Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.70%, 10/31/31	69	69,561
Hudson River Trading LLC, 2026 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.18%, 03/18/30	82	81,375
Jane Street Group LLC, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 12/15/31	233	228,515
Jupiter Borrower, Inc., Term Loan B, 03/25/33(a)(i)	70	69,825
		544,107
Chemicals — 0.1%
Chemours Co., 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.17%, 10/15/32	54	53,394
Ecovyst Catalyst Technologies LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 06/12/31	19	18,570
Element Solutions, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 12/18/30	86	86,227
HB Fuller Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.86%), 5.53%, 02/15/30	35	35,257
Minerals Technologies, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 11/26/31(a)	44	44,493
Solstice Advanced Materials, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 10/29/32	31	31,129
		269,070
Commercial Services & Supplies — 0.1%
Aramark Services, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 06/22/30	161	161,496
Asplundh Tree Expert LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.85%), 5.52%, 09/07/27	89	89,108
Clean Harbors, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.50%), 5.17%, 10/08/32	26	26,091
MX Holdings U.S., Inc., 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 03/17/32	15	14,888
Novelis Holdings, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.45%, 03/11/32	46	46,510

2026 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
March 31, 2026
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Commercial Services & Supplies (continued)
Prime Security Services Borrower LLC
2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.66%, 10/13/30	$48	$ 47,387
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.41%, 03/07/32	35	34,151
Reworld Holding Corp.
2025 1st Lien Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.93%, 01/15/31	7	6,638
2025 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.93%, 01/15/31	41	40,850
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.92%, 11/30/28	59	59,107
		526,226
Communications Equipment — 0.0%
Ciena Corp., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.43%, 10/24/30	90	89,764
Construction & Engineering — 0.0%
Dycom Investments, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 01/27/33	25	25,073
Consumer Staples Distribution & Retail — 0.0%
U.S. Foods, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 10/03/31	92	92,475
Containers & Packaging — 0.0%
Colossus Acquireco LLC, Term Loan B, (3-mo. SOFR + 1.75%), 5.38%, 07/30/32	109	109,038
Reynolds Consumer Products LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 03/04/32	19	18,735
		127,773
Distributors — 0.0%
Core & Main LP, 2024 Term Loan E, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.68%, 02/09/31(a)	82	82,402
Herc Holdings, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.43%, 06/02/32	38	37,921
		120,323
Diversified Consumer Services — 0.0%
Bright Horizons Family Solutions LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.42%, 08/23/32	34	33,416
Diversified REITs — 0.0%
RHP Hotel Properties LP, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 05/20/30	58	57,680
Electric Utilities — 0.1%
NRG Energy, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.85%), 5.52%, 04/16/31	130	129,965
Security	Par (000)	Value
Electric Utilities (continued)
Talen Energy Supply LLC, 2024-1 Incremental Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.15%, 12/15/31	$72	$ 72,147
Vistra Operations Co. LLC, 1st Lien Term Loan B3, (1- mo. CME Term SOFR + 1.75%), 5.42%, 12/20/30	29	29,574
		231,686
Electronic Equipment, Instruments & Components(a) — 0.0%
Celestica, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.43%, 06/20/31	35	35,326
Sanmina Corp., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 10/27/32	47	46,941
		82,267
Energy Equipment & Services — 0.0%
Deep Blue Operating I LLC, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 10/01/32(a)	40	40,100
Entertainment — 0.1%
Cinemark USA, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.93%, 05/24/30	15	14,916
Delta 2 Lux SARL, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.45%, 09/30/31	99	98,562
DK Crown Holdings, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 03/04/32	44	44,467
Electronic Arts, Inc., USD Term Loan B, 03/24/33(i)	240	238,500
GVC Holdings Gibraltar Ltd., 2025 Term Loan B5 (2032), (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.95%, 07/31/32	27	26,814
Live Nation Entertainment, Inc., 2025 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 10/21/32	59	58,779
TKO Worldwide Holdings LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.66%, 11/21/31	146	146,295
		628,333
Environmental, Maintenance & Security Service — 0.0%
Reworld Holding Corp., 2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.93%, 01/15/31	23	22,871
Financial Services — 0.1%
Aggreko Holdings, Inc., 2025 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.66%, 05/21/31	31	30,413
APi Group DE, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 01/03/29	106	106,299
Citco Funding LLC, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.67%, 01/30/33	14	13,899
CPI Holdco B LLC, 2025 Add-on Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 05/19/31	169	167,853
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
March 31, 2026
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Financial Services (continued)
WEX, Inc.
2024 Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 03/31/28	$59	$ 58,792
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 03/05/32	25	24,502
		401,758
Food Products — 0.0%
Froneri U.S., Inc.
2024 USD Term Loan B4, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.88%, 09/30/31	162	158,114
2025 USD Term Loan B6, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.88%, 09/30/32	29	28,412
		186,526
Ground Transportation — 0.1%
Avis Budget Car Rental LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 07/16/32	46	44,903
Genesee & Wyoming, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.45%, 04/10/31	164	163,587
		208,490
Health Care Equipment & Supplies — 0.0%
Insulet Corp., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 08/01/31	26	26,749
Waystar Technologies, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 10/22/29(a)	59	58,474
		85,223
Health Care Providers & Services — 0.1%
AHP Health Partners, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.92%, 09/20/32	31	30,592
Concentra Health Services, Inc., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 07/26/31	53	53,460
ICON Luxembourg SARL, 2024 LUX Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.70%, 07/03/28	35	35,003
Medline Borrower LP
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.42%, 10/23/30	77	77,472
2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.42%, 10/23/28	46	46,332
Option Care Health, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 09/22/32	86	85,811
Vizient, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.42%, 08/01/31	35	35,149
		363,819
Hotels, Restaurants & Leisure — 0.3%
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 2024 Term Loan B6, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 09/20/30	141	140,902
Caesars Entertainment, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR + 2.25%), 5.92%, 02/06/31	67	64,557
Security	Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Caesars Entertainment, Inc. (continued)
Term Loan B, (1-mo. CME Term SOFR + 2.25%), 5.92%, 02/06/30	$122	$ 118,252
Flutter Financing BV
2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.45%, 11/30/30	66	65,778
2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.70%, 06/04/32	48	47,045
Four Seasons Hotels Ltd., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.42%, 09/22/32	78	78,093
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 5.43%, 11/08/30	201	201,251
Life Time, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 11/05/31	18	17,829
Light & Wonder International, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.67%, 04/16/29	106	105,567
Penn Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.17%, 05/03/29	44	44,031
Raising Cane’s Restaurants LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 11/03/32	45	44,579
SeaWorld Parks & Entertainment, Inc., 2024 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.67%, 12/04/31(a)	72	70,969
Six Flags Entertainment Corp., 2024 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 05/01/31	21	21,264
Station Casinos LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 03/14/31	112	111,595
Wyndham Hotels & Resorts, Inc., 2024 Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 05/24/30	179	180,038
		1,311,750
Household Durables — 0.0%
Somnigroup International, Inc., Term Loan B, (1-mo. SOFR + 2.25%), 5.88%, 10/24/31	5	4,946
Household Products — 0.0%
Energizer Holdings, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 03/19/32	11	10,614
Independent Power and Renewable Electricity Producers — 0.0%
Calpine Construction Finance Co. LP, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 07/31/30	141	140,567
Talen Energy Supply LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 11/25/32	28	27,925
		168,492

2026 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
March 31, 2026
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Industrial Conglomerates — 0.0%
Beach Acquisition Bidco LLC, USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.95%, 09/12/32	$31	$ 30,961
Resideo Funding, Inc., 2025 Incremental Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 08/13/32	50	49,564
		80,525
Insurance — 0.0%
Asurion LLC, 2025 Term Loan B13, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.92%, 09/19/30	55	54,412
Ryan Specialty LLC, 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 09/15/31	99	98,503
		152,915
Internet Software & Services — 0.0%
Gen Digital, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.42%, 04/16/32	21	20,491
IT Services — 0.1%
ASGN, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 5.42%, 08/30/30	12	11,680
Asurion LLC
2023 Term Loan B11, (1-mo. CME Term SOFR at 0.00% Floor + 4.35%), 8.02%, 08/19/28	14	13,490
2024 Term Loan B12, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.92%, 09/19/30	69	68,504
Go Daddy Operating Co. LLC
2024 Term Loan B7, (1-mo. CME Term SOFR + 1.75%), 5.42%, 05/30/31	28	27,938
2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 11/09/29	138	136,101
Iron Mountain, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 01/31/31	35	34,611
Shift4 Payments, LLC, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.65%, 07/03/32	56	55,686
		348,010
Leisure Products — 0.0%
Bombardier Recreational Products, Inc., 2024 Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 01/22/31	52	51,732
Machinery — 0.0%
Chart Industries, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR + 2.50%), 6.16%, 03/15/30	48	48,530
Generac Power Systems, Inc., 2024 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 07/03/31	33	32,927
		81,457
Media — 0.1%
Charter Communications Operating LLC
2023 Term Loan B4, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.66%, 12/07/30	35	35,009
Security	Par (000)	Value
Media (continued)
Charter Communications Operating LLC (continued)
2024 Term Loan B5, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.91%, 12/15/31	$25	$ 24,674
Nexstar Broadcasting, Inc., 2026 Term Loan B7, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.40%, 03/18/33	77	76,070
Telenet Financing USD LLC, 2020 USD Term Loan AR, (1-mo. CME Term SOFR at 0.00% Floor + 2.11%), 5.79%, 04/28/28	60	59,187
		194,940
Oil, Gas & Consumable Fuels — 0.1%
Blackfin Pipeline LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.67%, 09/29/32	40	40,062
Buckeye Partners LP, 2025 Term Loan B7, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 11/22/32	12	11,953
GIP Pilot Acquisition Partners LP, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.65%, 10/04/30	28	27,993
Hilcorp Energy I LP, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.43%, 02/11/30(a)	23	22,742
Meade Pipeline Co. LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.69%, 09/22/32	25	24,958
Murphy USA, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.42%, 04/07/32	43	43,228
Oryx Midstream Services Permian Basin LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.93%, 10/05/28	84	83,724
WhiteWater DBR HoldCo LLC, 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.95%, 03/03/31	26	26,623
Whitewater Matterhorn Holdings LLC, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.45%, 06/16/32	36	35,735
Whitewater Whistler Holdings LLC, 2024 Refinancing Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.45%, 02/15/30	46	46,472
		363,490
Passenger Airlines — 0.1%
Air Canada, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 03/21/31	104	102,915
American Airlines, Inc., 2023 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.91%, 06/04/29	85	82,553
Stonepeak Nile Parent LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 04/09/32	13	12,903
United Airlines, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.43%, 02/22/31	81	80,244
		278,615
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
March 31, 2026
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pharmaceuticals — 0.1%
Elanco Animal Health, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 10/31/32	$80	$ 80,556
Jazz Financing Lux SARL, 2024 1st Lien Term Loan B2, (1-mo. CME Term SOFR + 2.25%), 5.92%, 05/05/28	120	120,515
Perrigo Investments LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 04/20/29	53	52,219
PRA Health Sciences, Inc., 2024 US Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.70%, 07/03/28	9	8,721
		262,011
Professional Services — 0.1%
Amentum Holdings, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 09/29/31	86	85,789
CACI International, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 10/30/31	20	19,742
Corpay Technologies Operating Co. LLC, Term Loan B5, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 04/28/28	85	85,236
Trans Union LLC, 2024 Term Loan B8, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.45%, 06/24/31	230	228,820
		419,587
Real Estate Management & Development — 0.0%
Cushman & Wakefield U.S. Borrower LLC, 2025 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.42%, 01/31/30(a)	14	13,594
Semiconductors & Semiconductor Equipment — 0.0%
Entegris, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.43%, 07/06/29	10	10,480
Qnity Electronics, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 11/01/32	88	87,560
		98,040
Software — 0.1%
CCC Intelligent Solutions, Inc., Term Loan, (1-mo. CME Term SOFR + 2.00%), 5.67%, 01/23/32	55	54,971
Gen Digital, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 5.42%, 09/12/29	161	159,432
MKS Instruments, Inc., 2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.41%, 02/04/33	78	78,024
SS&C Technologies, Inc., 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 05/09/31	110	109,300
ZoomInfo LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 02/28/30	10	9,002
		410,729
Specialty Retail — 0.1%
Belron Finance 2019 LLC, 2026 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.66%, 10/16/31	193	193,115
Textiles, Apparel & Luxury Goods — 0.0%
Crocs, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.95%, 02/19/29	48	47,808
Transportation Infrastructure — 0.0%
Rand Parent LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.70%, 03/18/30	44	43,562
Security	Par (000)	Value
Wireless Telecommunication Services — 0.0%
SBA Senior Finance II LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 01/25/31	$118	$ 118,404
Total Floating Rate Loan Interests — 2.2% (Cost: $10,599,504)		10,581,798

	Shares
Tax Receivable Agreement
Aerospace & Defense — 0.0%
York Space Systems, Inc., (Acquired 01/29/26, Cost: $—)(a)(b)(c)	— (d)	155,272
Total Tax Receivable Agreement — 0.0% (Cost: $ — )		155,272
Total Long-Term Investments — 98.4% (Cost: $384,292,647)		460,593,760
Short-Term Securities
Money Market Funds — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.55%(f)(j)	2,436,801	2,436,801

	Par (000)
U.S. Treasury Obligations — 1.5%
U.S. Treasury Bills, 3.65%, 07/30/26(k)	$7,000	6,915,797
Total Short-Term Securities — 2.0% (Cost: $9,354,364)		9,352,598
Total Investments — 100.4% (Cost: $393,647,011)		469,946,358
Liabilities in Excess of Other Assets — (0.4)%		(2,016,879)
Net Assets — 100.0%		$ 467,929,479

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $362,531,900, representing 77.5% of its net assets as of period end, and an original cost of $286,123,769.

(c)	Non-income producing security.
(d)	Investment does not issue shares.
(e)	Investment is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(f)	Affiliate of the Fund.
(g)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(h)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	Annualized 7-day yield as of period end.
(k)	Rates are discount rates or a range of discount rates as of period end.
For purposes of this report, asset classification, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

2026 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
March 31, 2026
BlackRock Private Investments Fund

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/26	Shares Held at 03/31/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 2,528,142	$ —	$ (91,341)(a)	$ —	$ —	$ 2,436,801	2,436,801	$ 322,576	$ —
Truelink Sapphire, LP	—	10,000,000	—	—	—	10,000,000	— (b)	—	—
				$ —	$ —	$ 12,436,801		$ 322,576	$ —

(a)	Represents net amount purchased (sold).
(b)	Investment does not issue shares.
Derivative Financial Instruments Outstanding as of Period End
OTC Total Return Swaps
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Callaway Golf Company	At Termination	1-day SOFR minus 0.07%, 3.68%	At Termination	BNP Paribas SA	N/A	07/20/26	USD	196	$ (106,070)	$ —	$ (106,070)
DoubleVerify Holdings, Inc.	At Termination	1-day SOFR minus 0.07%, 3.68%	At Termination	BNP Paribas SA	N/A	07/20/26	USD	676	279,286	—	279,286
DoubleVerify Holdings, Inc.	At Termination	1-day SOFR minus 0.05%, 3.68%	At Termination	BNP Paribas SA	N/A	08/25/26	USD	45	19,737	—	19,737
									$ 192,953	$ —	$ 192,953
Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Swaps
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$ —	$ —	$ 299,023	$ (106,070)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	$ —	$ —	$ 299,023	$ —	$ —	$ —	$ 299,023
Liabilities — Derivative Financial Instruments
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	$ —	$ —	$ 106,070	$ —	$ —	$ —	$ 106,070
For the period ended March 31, 2026, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Swaps	$ —	$ —	$ 544,447	$ —	$ —	$ —	$ 544,447
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
March 31, 2026
BlackRock Private Investments Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$ —	$ —	$ (660,375)	$ —	$ —	$ —	$ (660,375)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Total return swaps:
Average notional value	$1,309,613
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$ 299,023	$ 106,070
Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	299,023	106,070
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—
Total derivative assets and liabilities subject to an MNA	$ 299,023	$ 106,070

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Consolidated Statement of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
BNP Paribas SA	$ 299,023	$ (106,070)	$ —	$ —	$ 192,953

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
BNP Paribas SA	$ 106,070	$ (106,070)	$ —	$ —	$ —

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

2026 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
March 31, 2026
BlackRock Private Investments Fund

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Private Equity Investments
Direct Investments	$ —	$ —	$ 266,084,286	$ 266,084,286
Primary Investments	—	—	2,583,428	2,583,428
Secondary Investments	—	—	84,467,305	84,467,305
Asset-Backed Securities	—	83,590,264	—	83,590,264
Common Stocks	9,241,609	—	—	9,241,609
Corporate Bonds	—	3,889,798	—	3,889,798
Floating Rate Loan Interests	—	10,069,413	512,385	10,581,798
Tax Receivable Agreement	—	—	155,272	155,272
Short-Term Securities
Money Market Funds	2,436,801	—	—	2,436,801
U.S. Treasury Obligations	—	6,915,797	—	6,915,797
	$11,678,410	$104,465,272	$353,802,676	$469,946,358
Derivative Financial Instruments(a)
Assets
Equity Contracts	$ —	$ 299,023	$ —	$ 299,023
Liabilities
Equity Contracts	—	(106,070)	—	(106,070)
	$—	$192,953	$—	$192,953

(a)	Derivative financial instruments are swaps contracts. Swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Direct Investments	Primary Investments	Secondary Investments	Floating Rate Loan Interests	Tax Receivable Agreement	Total
Assets
Opening balance, as of March 31, 2025	$ 211,919,649	$ 1,553,657	$ 59,346,426	$ 428,415	$ —	$ 273,248,147
Transfers into Level 3(a)	—	—	—	213,592	—	213,592
Transfers out of Level 3(b)	—	—	—	(53,730)	—	(53,730)
Other(c)	(24,391,474)	(83,496)	21,755,687	—	—	(2,719,283)
Accrued discounts/premiums	—	—	—	(52)	—	(52)
Net realized gain (loss)	18,877,534	14,564	680,777	(12,072)	—	19,560,803
Net change in unrealized appreciation (depreciation)(d)(e)	29,383,391	132,909	4,723,135	3,217	155,272	34,397,924
Purchases	68,929,892	1,114,858	1,496,498	261,743	—	71,802,991
Sales	(38,634,706)	(149,064)	(3,535,218)	(328,728)	—	(42,647,716)
Closing balance, as of March 31, 2026	$ 266,084,286	$ 2,583,428	$ 84,467,305	$ 512,385	$ 155,272	$ 353,802,676
Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2026(e)	$ 32,937,453	$ 132,909	$ 4,723,135	$ 140	$ 155,272	$ 37,948,909

(a)
As of March 31, 2025, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2026, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)
As of March 31, 2025, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2026, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)
Includes return of capital and/or capitalized expenses from Portfolio Companies and/or Portfolio Funds investments, as well as certain Level 3 investments that were re-classified between Direct Investments and Secondary Investments.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(e)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2026 is generally due to investments no longer held or categorized as Level 3 at period end.

Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
March 31, 2026
BlackRock Private Investments Fund

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $512,385.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Direct Investments(b)	$266,084,286	Market	EBITDA Multiple	4.50x - 26.00x	11.61x
			Revenue Multiple	1.40x - 32.14x	13.57x
			Volatility	40%	—
			Time to Exit	0.75 years	—
			Liquidity Discount	7.5%	—
			Book Value Multiple	2.25x	—
		Income	Discount Rate	18%	—

Primary Investments	2,583,428	Market	Market Adjustment Factor	0.99x - 1.00x	0.99x

Secondary Investments	84,467,305	Market	Market Adjustment Factor	0.95x - 1.03x	0.98x
			EBITDA Multiple	8.71x - 11.89x	9.53x

Tax Receivable Agreement	155,272	Income	Discount Rate	14%	—

	$353,290,291

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
(b)
The fund valued certain of its Level 3 Direct Investments using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $9,675,708 as of March 31, 2026.

See notes to consolidated financial statements.

2026 BlackRock Annual Report to Shareholders

Consolidated Statement of Assets and Liabilities
March 31, 2026

BlackRock Private Investments Fund
ASSETS
Investments, at value — unaffiliated(a)	$ 457,509,557
Investments, at value — affiliated(b)	12,436,801
Cash	11,484,564
Foreign currency, at value(c)	2,813
Receivables:
Investments sold	101,987
Dividends — affiliated	14,461
Interest — unaffiliated	981,696
Unrealized appreciation on OTC swaps	299,023
Deferred offering costs	31,439
Prepaid expenses	45,693
Total assets	482,908,034
LIABILITIES
Due to custodian	1,078,208
Capital contributions received in advance	9,982,629
Payables:
Investments purchased	649,512
Accounting services fees	38,005
Capital shares redeemed	1,154,984
Custodian fees	1,342
Investment advisory fees	748,579
Recoupment of past waived fees	11,724
Other accrued expenses	788,718
Professional fees	318,464
Service fees	3,807
Transfer agent fees	96,513
Unrealized depreciation on OTC swaps	106,070
Total liabilities	14,978,555
Commitments and contingent liabilities
NET ASSETS	$ 467,929,479
NET ASSETS CONSIST OF
Paid-in capital	$ 372,055,420
Accumulated earnings	95,874,059
NET ASSETS	$ 467,929,479
(a) Investments, at cost—unaffiliated	$381,210,210
(b) Investments, at cost—affiliated	$12,436,801
(c) Foreign currency, at cost	$(8,099)
Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities  (continued)
March 31, 2026

BlackRock Private Investments Fund
NET ASSET VALUE
Institutional
Net assets	$ 467,412,104
Shares outstanding	33,039,318
Net asset value	$ 14.15
Shares authorized	Unlimited
Par value	$0.001
Class D
Net assets	$ 517,375
Shares outstanding	37,024
Net asset value	$ 13.97
Shares authorized	Unlimited
Par value	$0.001
Class S
Net assets	$ —
Shares outstanding	—
Net asset value	$ —
Shares authorized	Unlimited
Par value	$0.001
Class T
Net assets	$ —
Shares outstanding	—
Net asset value	$ —
Shares authorized	Unlimited
Par value	$0.001
See notes to consolidated financial statements.

2026 BlackRock Annual Report to Shareholders

Consolidated Statement of Operations
Year Ended March 31, 2026

BlackRock Private Investments Fund
INVESTMENT INCOME
Dividends — unaffiliated	$1,180,223
Dividends — affiliated	322,576
Interest — unaffiliated	3,660,784
Other income — unaffiliated	2,419
Total investment income	5,166,002
EXPENSES
Investment advisory	7,129,886
Pricing	1,083,416
Professional	594,092
Accounting services	263,604
Portfolio investment fees	233,286
Trustees and Officer	172,372
Transfer agent	88,549
Registration	73,744
Printing and postage	37,769
Custodian	8,150
Service — class specific	3,807
Miscellaneous	17,254
Total expenses excluding interest expense	9,705,929
Interest expense — unaffiliated	4,468
Total expenses	9,710,397
Less fees waived and/or reimbursed by the Manager	(4,790,877)
Total expenses after fees waived and/or reimbursed	4,919,520
Net investment income	246,482
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	20,100,408
Foreign currency transactions	56,825
Swaps	544,447
20,701,680
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	38,435,713
Foreign currency translations	11,001
Swaps	(660,375)
37,786,339
Net realized and unrealized gain	58,488,019
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,734,501
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Statements of Changes in Net Assets

	BlackRock Private Investments Fund
	Year Ended 03/31/26	Year Ended 03/31/25

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$246,482	$(629,927)
Net realized gain	20,701,680	4,410,216
Net change in unrealized appreciation (depreciation)	37,786,339	11,769,603
Net increase in net assets resulting from operations	58,734,501	15,549,892
DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(3,769,492)
Class D	—	(4,207)
Decrease in net assets resulting from distributions to shareholders	—	(3,773,699)
CAPITAL SHARE TRANSACTIONS
Proceeds from issuance of capital shares (excluding capital contributions received in advance)	113,888,354	90,644,265
Reinvestment of distributions	—	3,314,724
Repurchase of shares resulting from tender offers(b)	(16,767,994)	(3,576,776)
Net increase in net assets derived from capital share transactions	97,120,360	90,382,213
NET ASSETS
Total increase in net assets	155,854,861	102,158,406
Beginning of year	312,074,618	209,916,212
End of year	$467,929,479	$312,074,618

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Net of early repurchase fees of $6,657 and $4,386, respectively.
See notes to consolidated financial statements.

2026 BlackRock Annual Report to Shareholders

Consolidated Statement of Cash Flows
Year Ended March 31, 2026

BlackRock Private Investments Fund
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$58,734,501
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	62,155,343
Purchases of long-term investments	(179,294,243)
Net proceeds from sales of short-term securities	6,035,116
Amortization of premium and accretion of discount on investments and other fees	(889,892)
Net realized gain on investments	(19,526,889)
Net unrealized (appreciation) depreciation on investments, swaps and foreign currency translations	(37,786,339)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(453)
From the Manager	93,143
Interest — unaffiliated	(784,778)
Prepaid expenses	2,014
Increase (Decrease) in Liabilities
Collateral — OTC derivatives	(820,000)
Payables
Accounting services fees	(75,004)
Custodian fees	(4,822)
Investment advisory fees	748,579
Recoupment of past waived fees	11,724
Other accrued expenses	261,825
Professional fees	68,891
Service fees	3,807
To the custodian	1,078,208
Transfer agent fees	(138,998)
Net cash used for operating activities	(110,128,267)
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Payments on shares repurchased	(15,962,492)
Decrease in bank overdraft	(16,477)
Proceeds from issuance of capital shares (net of change in capital contributions received in advance)	115,260,496
Net cash provided by financing activities	99,281,527
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	2,813
CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(10,843,927)
Restricted and unrestricted cash and foreign currency at beginning of year	22,331,304
Restricted and unrestricted cash and foreign currency at end of year	$11,487,377
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$4,468
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$11,484,564
Foreign currency at value	2,813
$11,487,377
See notes to consolidated financial statements.
Consolidated Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BlackRock Private Investments Fund
	Institutional
	Year Ended 03/31/26(a)	Year Ended 03/31/25(a)	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22

Net asset value, beginning of year	$12.12	$11.54	$10.32	$10.08	$9.94
Net investment income (loss)(b)	0.01	(0.03)	0.19	0.03	(0.09)
Net realized and unrealized gain	2.02	0.78	1.13	0.21	0.23
Net increase from investment operations	2.03	0.75	1.32	0.24	0.14
Distributions(c)
From net investment income	—	—	(0.10)	—	—
From net realized gain	—	(0.17)	—	—	—
Total distributions	—	(0.17)	(0.10)	—	—
Net asset value, end of year	$14.15	$12.12	$11.54	$10.32	$10.08
Total Return(d)
Based on net asset value	16.75%	6.48%	12.85%(e)	2.38%	1.41%
Ratios to Average Net Assets(f)
Total expenses(g)	2.38%	2.77%	2.56%	2.72%	3.45%
Total expenses after fees waived and/or reimbursed	1.21%	1.30%	1.74%	1.94%	2.41%
Total expenses after fees waived and/or reimbursed and excluding portfolio investment fees	1.15%	1.17%	1.62%	1.72%	N/A
Net investment income (loss)	0.06%	(0.24)%	1.67%	0.28%	(0.92)%
Supplemental Data
Net assets, end of year (000)	$467,412	$311,767	$209,627	$146,099	$105,686
Portfolio turnover rate	15%	9%	28%	52%	43%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 03/31/26(a)	Year Ended 03/31/25(a)	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22

Expense ratios	N/A	2.77%	2.49%	N/A	N/A
See notes to consolidated financial statements.

2026 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Private Investments Fund (continued)
	Class D
	Year Ended 03/31/26(a)	Year Ended 03/31/25(a)	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22

Net asset value, beginning of year	$12.02	$11.45	$10.30	$10.07	$9.94
Net investment income (loss)(b)	(0.11)	(0.03)	0.18	0.02	(0.08)
Net realized and unrealized gain	2.06	0.77	1.07	0.21	0.21
Net increase from investment operations	1.95	0.74	1.25	0.23	0.13
Distributions(c)
From net investment income	—	—	(0.10)	—	—
From net realized gain	—	(0.17)	—	—	—
Total distributions	—	(0.17)	(0.10)	—	—
Net asset value, end of year	$13.97	$12.02	$11.45	$10.30	$10.07
Total Return(d)
Based on net asset value	16.22%	6.44%	12.19%	2.28%	1.31%
Ratios to Average Net Assets(e)
Total expenses(f)	3.15%(g)	2.74%	2.58%	2.71%	3.70%
Total expenses after fees waived and/or reimbursed	2.03%(g)	1.30%	1.76%	1.94%	2.48%
Total expenses after fees waived and/or reimbursed and excluding portfolio investment fees	1.97%(g)	1.18%	1.64%	1.72%	N/A
Net investment income (loss)	(0.81)%	(0.22)%	1.63%	0.24%	(0.79)%
Supplemental Data
Net assets, end of year (000)	$517	$307	$289	$257	$252
Portfolio turnover rate	15%	9%	28%	52%	43%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 03/31/26(a)	Year Ended 03/31/25(a)	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22

Expense ratios	N/A	2.73%	2.51%	N/A	N/A

(g)
Includes a non-recurring expenses adjustment, which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding portfolio investment fees. Excluding this adjustment, the ratios would have been 2.52%, 1.40% and 1.34%, respectively

See notes to consolidated financial statements.
Financial Highlights

Notes to Consolidated Financial Statements

1.
ORGANIZATION
BlackRock Private Investments Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares. The Fund determines and makes available for publication the net asset value (“NAV”) of its shares on a monthly basis. The Fund’s shares are offered for sale monthly through BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock Advisors, LLC (the “Manager”) at the then-current NAV. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares.
In seeking to achieve its investment objective, under normal conditions, the Fund invests (which for this purpose includes unfunded capital commitments) a majority of its net assets over time in privately offered equity securities of operating companies (“Portfolio Companies”) and interests in professionally managed private equity funds (“Portfolio Funds”). The Fund will seek to participate in privately placed equity and, in some cases, privately placed debt investments in Portfolio Companies (“Direct Investments”) that have been identified by BlackRock Capital Investment Advisors, LLC (“BCIA”), the Fund’s sub-adviser and an affiliate of the Manager, as well as Direct Investments that are made available to the Fund by private equity sponsors not affiliated with BlackRock, Inc. (“BlackRock”) (each, a “Portfolio Fund Manager”). Direct Investments made alongside a fund or account managed by, or through a collective investment vehicle established by a Portfolio Fund Manager are typically investment opportunities offered to investors on a co-investment basis. The Fund may also acquire Direct Investments from third-party investors.
The Fund will also invest in interests in Portfolio Funds that have been acquired from third party investors in secondary transactions or as part of sponsor-led transactions where the assets held by the Portfolio Fund are known at the time of investment (such Portfolio Funds, “sponsor-led continuation vehicles”), where the Portfolio Funds seek to employ the same types of private equity investment strategies as the Fund (“Secondary Investments”). Secondary Investments may be acquired by the Fund in privately negotiated transactions with third party investors or the sponsors of such Portfolio Funds and may involve the purchase of interests in a single Portfolio Fund or the purchase of a portfolio of interests in multiple Portfolio Funds having the same or different Portfolio Fund Managers.
The Fund currently does not intend to commit any portion of the assets of the Fund invested in Portfolio Companies and Portfolio Funds to making capital commitments on a primary basis to blind pool Portfolio Funds during their initial fundraising period (each, a “Primary Investment”). However, in limited circumstances, the Fund may enter into a commitment to make a Primary Investment, and subsequently make such Primary Investment, in connection with the acquisition of an interest in an established Portfolio Fund from a third-party investor in a Secondary Investment.
Typically, investments in private companies are in restricted securities that are not traded in public markets and are  subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years.
The Fund offers four classes of shares designated as Institutional Shares, Class D Shares, Class S Shares and Class T Shares. All classes of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class D Shares, Class S Shares and Class T Shares bear expenses related to the shareholder servicing and distribution of such shares. As of March 31, 2026, there were no shares issued or outstanding for Class S Shares and Class T Shares.
The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Cayman Private Investments Fund, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Fund. The Cayman Subsidiary enables the Fund to hold investments that may produce non-qualifying income for tax purposes and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $11,103,805, which is 2.4% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.
2.
SIGNIFICANT ACCOUNTING POLICIES
The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.  The Fund capitalizes certain transaction costs directly associated with the acquisition or transfer of an investment. The Fund expenses any portfolio investment fees associated with unconsummated transactions. Portfolio investment fees that are paid outside of a private investment’s commitment, if any, are typically treated as a Fund expense.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.
Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

2026 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.  The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Consolidated Statement of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared annually and paid annually.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
Recent Accounting Standard: The Fund adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Fund’s adoption of the new standard did not have a material impact on financial statement disclosures and did not affect the Fund’s financial position or results of operations.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Fund’ s investments are valued at fair value (also referred to as “market value” within the consolidated  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
•Equity investments (except ETF options, equity index options or those that are customized) traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation or last available bid (long positions) or ask (short positions) price.
•Fixed-income investments and certain derivative instruments for which market quotations are readily available are generally valued using the last available bid price (including evaluated prices) provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•Interest rate, credit default, inflation and currency swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate market data and discounted cash flows. Total return and equity swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using models that incorporate market trades and fair value of the underlying reference instruments.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Certain information made available by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

2026 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Tax Receivable Agreement: Tax receivable agreements (“TRAs”) are binding commitments between a newly public or acquired company (“underlying company”) and such company’s pre-existing owners (“equity holders”). TRAs transfer the economic value of certain tax deductions or tax benefits taken by the underlying company holding the TRA and entitles the equity holders to receive a stream of payments. The fair value of a TRA may be impacted by other transactions in the market, the current credit environment, changes in the effective tax rate of the underlying company as a result of new tax legislation, performance of the underlying company and its current and projected future taxable income, and the length of the remaining payment stream. TRAs are recorded in the Consolidated Statement of Assets and Liabilities as a component of investments.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of March 31, 2026, the Fund had an outstanding commitments of AUD 1,269,908, EUR 1,284,664, GBP 2,616,741 and USD 22,867,880. These commitments are not included in the net assets of the Fund as of March 31, 2026.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement  of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement   of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

2026 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

•Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund.  Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has  delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, majority-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.
For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 1.75% of the Fund’s net assets determined monthly (before the accrual of the service and distribution fee and the investment advisory fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that month).
The Manager provides investment management and other services to the Cayman Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s  net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Cayman Subsidiary.
The Manager entered into separate sub-advisory agreements with each of BCIA and, effective June 4, 2025, BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays BCIA and BIL for services they provide for that portion of the Fund for which BCIA and BIL, respectively, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.
Service and Distribution Fees:  The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor, an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and/or shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s monthly net assets attributable to each of the Class D Shares, Class S Shares and Class T Shares) is 0.25%, 0.85% and 0.85%, respectively. For
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

Class D and Class S Shares, 0.25% of the fee is a shareholder servicing fee and the remaining portion (in the case of Class S Shares) is a distribution fee. For Class T Shares, 0.20% of the fee is a shareholder servicing fee and the remaining portion is a distribution fee. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.
For the year ended March 31, 2026, the following table shows the class specific service fees borne directly by each share class of the Fund:
Class D
Service fees — class specific	$ 3,807
Transfer Agent:  Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.  For the year ended March 31, 2026, the Fund did not pay any amounts to affiliates in return for these services.
In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.
Expense Limitations, Waivers, Reimbursements, and Recoupments:  The Manager contractually agreed to reduce its net investment advisory fee to the annual rate of 0.65% of the Fund’s net assets determined monthly (before the accrual of the distribution fee and the investment advisory fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that month) through July 31, 2026. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended March 31, 2026, the amount waived was $4,481,643.
The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended March 31, 2026, the amount waived was $6,506.
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. For the year ended March 31, 2026, there were no fees waived by the Manager pursuant to this arrangement.
The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average monthly value of the net assets of each share class (“expense limitation”) through July 31, 2026. Expenses excluded from the expense limitation are limited to the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through July 31, 2026. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended March 31, 2026, the Manager waived $302,728 pursuant to this arrangement.
With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:
(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and
(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.
This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 31, 2027, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.
As of March 31, 2026, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:
Expiring
Fund Name/Fund Level/Share Class	03/31/27	12/31/27
BlackRock Private Investments Fund
Fund Level	$ 1,054,255	$ 302,728
Institutional	—	—
Class D	—	—

2026 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on March 31, 2026:
Expired
Fund Name/Fund Level/Share Class	03/31/26
BlackRock Private Investments Fund
Fund Level	$ 118,308
Institutional	—
Class D	—
Trustees and Officers:  Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.
7.
 PURCHASES AND SALES
For the year ended March 31, 2026, purchases and sales of investments, including paydowns/payups, and excluding short-term securities, were $165,391,846 and $57,319,713, respectively.
8.
INCOME TAX INFORMATION
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.  The Fund has adopted September 30 as its tax year-end.
The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’ s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2026, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of the tax year ended September 30, 2025, permanent differences attributable to nondeductible expenses and net losses derived from the Fund’s wholly owned subsidiary were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BlackRock Private Investments Fund	$ (204)	$ 204
The tax character of distributions paid was as follows:
Fund Name	Fiscal Year Ended 03/31/26	Fiscal Year Ended 03/31/25
BlackRock Private Investments Fund
Ordinary income	$ —	$ 3,171,795
Long-term capital gains	—	601,904
	$ —	$ 3,773,699
As of the tax year ended September 30, 2025, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Capital Losses(b)	Qualified Late-Year Ordinary Losses(b)	Total
BlackRock Private Investments Fund	$ 75,471,158	$ (1,268,232)	$ (1,170,235)	$ 73,032,691

(a)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, accounting for swap agreements, timing and recognition of partnership income, amortization methods of premiums on fixed income securities and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(b)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

As of the fiscal year ended March 31, 2026, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Private Investments Fund	$ 391,587,695	$ 88,371,496	$ (9,819,880)	$ 78,551,616
9.
PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’ s prospectus provides details of the risks to which the Fund is subject.
Illiquidity Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.
The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance.

2026 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

The  Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
10.
 CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares.  The par value for the Fund’s Common Shares is $0.001.
For the periods shown, shares issued and outstanding increased by the following amounts:
	Year Ended 03/31/26		Year Ended 03/31/25
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Private Investments Fund
Institutional
Proceeds from the issuance of capital shares (excluding capital contributions received in advance)	8,555,926	$ 113,738,354	7,588,867	$ 90,644,265
Reinvestment of distributions	—	—	274,504	3,310,517
Repurchase of shares resulting from tender offers	(1,249,726)	(16,767,994)	(294,868)	(3,576,776)
	7,306,200	$ 96,970,360	7,568,503	$ 90,378,006
Class D
Proceeds from the issuance of capital shares (excluding capital contributions received in advance)	11,441	$ 150,000	—	$ —
Reinvestment of distributions	—	—	352	4,207
	11,441	$ 150,000	352	$ 4,207
	7,317,641	$ 97,120,360	7,568,855	$ 90,382,213
The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5% of the common shares then outstanding in the sole discretion of its Board. In a tender offer, the Fund repurchases outstanding common shares at its NAV on the valuation date for the tender offer. In any given quarter, the Manager may or may not recommend to the Board that the Fund conduct tender offers. Accordingly, there may be quarters in which no tender offer is made. Shares are not redeemable at an investor’s option nor are they exchangeable for shares of any other fund.
Tender offers for the year ended March 31, 2026 were as follows:
	Commencement Date of Tender Offer Period	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases(a)
Institutional	04/30/25	06/30/25	391,108	1.52%	391,108	1.52%	$ 12.86	$ 5,029,643
Class D	04/30/25	06/30/25	—	—	—	—	—	—
Institutional	07/31/25	09/30/25	612,745	2.19	612,745	2.19	13.38	8,191,872
Class D	07/31/25	09/30/25	—	—	—	—	—	—
Institutional	10/31/25	12/31/25	164,364	0.54	164,364	0.54	14.55	2,391,495
Class D	10/31/25	12/31/25	—	—	—	—	—	—
Institutional	01/30/26	03/31/26	81,509	0.26	81,509	0.26	14.17	1,154,984
Class D	01/30/26	03/31/26	—	—	—	—	—	—

(a)	Amounts are net of early repurchase fees, if any.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

Tender offers for the year ended March 31, 2025 were as follows:
	Commencement Date of Tender Offer Period	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	03/25/24	06/28/24	34,185	0.17%	34,185	0.17%	$ 11.75	$ 401,673
Class D	03/25/24	06/28/24	—	—	—	—	—	—
Institutional	06/27/24	09/30/24	120,010	0.55	120,010	0.55	12.36	1,483,326
Class D	06/27/24	09/30/24	—	—	—	—	—	—
Institutional	09/27/24	12/31/24	111,665	0.51	111,665	0.51	12.06	1,346,681
Class D	09/27/24	12/31/24	—	—	—	—	—	—
Institutional	12/26/24	03/31/25	29,008	0.13	29,008	0.13	12.12	349,482
Class D	12/26/24	03/31/25	—	—	—	—	—	—
The amount of the tender offers is shown as repurchase of shares resulting from tender offers in the Consolidated Statements of Changes in Net Assets. The Fund may charge a 2% early repurchase fee of the value of the shares that were repurchased to compensate the Fund for expenses directly related to the tender offer, which is included in the capital share transactions in the Consolidated Statements of the Changes in Net Assets. Costs directly related to the tender offer are shown as repurchase offer in the Consolidated Statement of Operations.
As of March 31, 2026, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:
Fund Name	Institutional	Class D
BlackRock Private Investments Fund	9,521,779	25,583
11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:
The Fund commenced a quarterly tender offer on April 30, 2026 for up to 5% of its issued and outstanding common shares. The expiration date of the tender offer is May 29, 2026, unless otherwise extended.
On May 7, 2026, the Board approved a change in the Fund’s investment advisory fee. Effective August 1, 2026, the investment advisory fee will be reduced to an annual rate of 1.50% of the Fund’s net assets determined monthly.

2026 BlackRock Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Private Investments Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Private Investments Fund and subsidiary (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, consolidated statements of changes in net assets for each of the two years in the period then ended, consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
May 27, 2026
We have served as the auditor of one or more BlackRock investment companies since 1992.
Report of Independent Registered Public Accounting Firm

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered  shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares of the Fund by State Street Bank and Trust Company (the “Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by State Street Bank and Trust Company, as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.
In the case of record shareholders such as banks, brokers or other nominees that hold Fund common shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.
The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the reinvestment date; there is no sales or other charge for reinvestment.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.
All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, in writing to: BlackRock Private Investments Fund c/o State Street Bank and Trust Company, 1776 Heritage Drive, Mail Code: JAB3, North Quincy, MA 02171.

2026 BlackRock Annual Report to Shareholders

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
W. Carl Kester 1951	Chair of the Board and Trustee (Since 2020)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			52 RICs consisting of 85 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2023)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			52 RICs consisting of 85 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non- Executive Vice Chair of the Board) (chemical products)
Arthur P. Steinmetz 1958	Trustee (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			52 RICs consisting of 85 Portfolios	None

Interested Trustees(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
John M. Perlowski 1964	Trustee (Since 2020) and President and Chief Executive Officer (Since 2020)
Managing Director of BlackRock, Inc. since 2009; Head of
BlackRock Global Accounting and Product Services since
2009; Advisory Director of Family Resource Network
(charitable foundation) since 2009; Member of
BlackRock’s Global Executive Committee since 2025.
			78 RICs consisting of 254 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: W.
Carl Kester, 1995.

(d)
Mr. Perlowski is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock
Multi-Asset Complex and BlackRock Fixed Income Complex.

Trustee and Officer Information

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jonathan Diorio 1980	Vice President (Since 2020)	Member of BlackRock’s Global Operating Committee since 2023; Managing Director of BlackRock, Inc. since 2015.
Lindsey Lorenz 1982	Chief Financial Officer (Since 2025)	Director of BlackRock, Inc. since 2020; Assistant Treasurer and Director of US Fund Oversight at Janus Henderson Investors from 2017 to 2020.
Jay M. Fife 1970	Treasurer (Since 2020)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2025)
Chief Compliance Officer of BlackRock Advisors, LLC and other BlackRock US registered investment advisers since 2014;
Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund
Advisors (“BFA”) since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012;
Chief Compliance Officer of the Fund from 2018 to February 2024; Chief Compliance Officer of the BlackRock-advised
Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex from 2014 to 2023; Chief
Compliance Officer for the BFA advised iShares® exchange traded funds from 2006 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2020)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.
Janey Ahn 1975	Secretary (Since 2020)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.
Effective July 31, 2025, Charles Park succeeded Ariel Hazzard as Chief Compliance Officer of the Fund.
Effective March 9, 2026, Catherine A. Lynch resigned as a Trustee of the Fund.

2026 BlackRock Annual Report to Shareholders

Additional Information

General Information
The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since March 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolios.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Trustees of the Fund has delegated the voting of proxies for the Fund’s securities to BlackRock Advisors, LLC (the “Adviser”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock Capital Investment Advisors, LLC
New York, New York 10001
BlackRock International Limited
Edinburgh, EH3 5PP
United Kingdom
Administrator, Custodian and Transfer Agent
State Street Bank and Trust Company
Boston, MA 02114
Additional Information

Additional Information (continued)

Fund and Service Providers (continued)
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

2026 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Currency Abbreviation
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviation
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
GO	General Obligation Bonds
SCA	Societe en Commandite par Actions
SOFR	Secured Overnight Financing Rate
Glossary of Terms Used in this Report

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Want to know more?
blackrock.com | 888-204-3956
This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, if repurchased by the Fund in connection with any applicable tender offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
BPIF-03/26-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Private Investments Fund	$118,553	$117,978	$0	$12,000	$74,000	$63,000	$388	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,277,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,277,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored or advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the Securities and Exchange Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Private Investments Fund	$74,388	$75,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,277,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) Not Applicable

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Lynn Baranski, Managing Director at BlackRock, Jeffrey Cucunato, Managing Director at BlackRock, Johnathan Seeg, Managing Director at BlackRock and Arslan Mian, Managing Director at BlackRock. Messrs. Cucunato, Seeg and Mian and Ms. Baranski are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Cucunato has been a member of the Fund’s management team since 2021. Ms. Baranski has been a member of the Fund’s management team since 2022. Messrs. Seeg and Mian have been a member of the Fund’s management team since 2024.

Portfolio Manager	Biography

Lynn Baranski	Managing Director of BlackRock, Inc. since 1997 and Global Head of Investments for PEP since 2010.

Jeffrey Cucunato	Managing Director of BlackRock, Inc. since 2005.

Arslan Mian	Managing Director of BlackRock, Inc. since 2010; Head of Americas’ Investment Team for PEP since 2012.

Johnathan Seeg	Managing Director of BlackRock, Inc. since 2012 and Global Head of Client Solutions and Strategy for PEP.

(a)(2) As of March 31, 2026:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lynn Baranski	0	301	11	0	82	3
	$0	$714.2 Billion	$1.27 Billion	$0	$10.23 Billion	$1.19 Billion
Jeffrey Cucunato	3	8	7	0	0	0
	$2.81 Billion	$691.3 Million	$744.2 Million	$0	$0	$0
Arslan Mian	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Jonathan Seeg	0	301	11	0	82	3
	$0	$714.32 Billion	$1.27 Billion	$0	$10.23 Billion	$1.19 Billion

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Cucunato and Mian and Ms. Baranski may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Cucunato and Mian and Ms. Baranski may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of March 31, 2026:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of March 31, 2026.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Seeg and Mian and Ms. Baranski. Generally, discretionary incentive compensation for Private Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and is not based on the Fund’s performance or the performance of these portfolio managers measured against a specific benchmark.

Discretionary Incentive Compensation – Mr. Cucunato.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3-and 5-year periods, as applicable. With respect to this portfolio manager, such benchmark for the Fund and other accounts is Bloomberg US Credit Index.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-

term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($360,000 for 2026). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of March 31, 2026.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Lynn Baranski	None
Jeffrey Cucunato	None
Arslan Mian	None
Jonathan Seeg	None

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Private Investments Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: May 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: May 27, 2026

By:	/s/ Lindsey Lorenz
Lindsey Lorenz
Chief Financial Officer (principal financial officer) of
BlackRock Private Investments Fund

Date: May 27, 2026